                      KIDDER, PEABODY INVESTMENT TRUST II

                             DISTRIBUTION CONTRACT
                                 CLASS A SHARES

          CONTRACT made as of January __, 1995, between KIDDER, PEABODY INVESTMENT TRUST II, a Massachusetts business trust ('Fund'), and MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ('Mitchell Hutchins').

          WHEREAS the Fund is registered under the Investment Company Act of l940, as amended ('l940 Act'), as an open-end management investment company and currently has two distinct series of shares of beneficial interest ('Series'), which correspond to distinct portfolios and have been designated as the Kidder, Peabody Emerging Markets Equity Fund and the Kidder, Peabody Municipal Bond Fund; and

          WHEREAS the Fund's board of trustees ('Board') has established an unlimited number of shares of beneficial interest of the above-referenced Series as Class A shares ('Class A Shares'); and

          WHEREAS the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ('Plan') and desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Class A Shares of the above-referenced Series and of such other Series as may hereafter be designated by the Board and have Class A Shares established; and

          WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Class A Shares of each such Series on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Fund hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Class A Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. It is understood, however, that this appointment does not preclude sales of the Class A Shares directly through the Fund's transfer agent in the manner set forth in the Registration Statement. As used in this Contract, the term 'Registration

Statement' shall mean the currently effective registration state- ment of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended ('1933 Act'), and the 1940 Act.

          2. Services and Duties of Mitchell Hutchins.

          (a) Mitchell Hutchins agrees to solicit orders for the sale of shares of the Fund and to undertake advertising and promotion that it believes reasonable in connection with such solicitation as agent for the Fund and upon the terms described in the Registration Statement.

          (b) Upon the later of the date of this Contract or the initial offering of the Class A Shares to the public by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Class A Shares of that Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Fund's transfer agent. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

          (c) Mitchell Hutchins in its discretion may enter into agreements to sell Class A Shares to such registered and qualified retail dealers, including but not limited to PaineWebber Incorporated ('PaineWebber'), as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Fund.

          (d) The offering price of the Class A Shares of each Series shall be the net asset value per Share as next determined by the Fund following receipt of an order at Mitchell Hutchins' principal office plus the applicable initial sales charge, if any, computed as set forth in the Registration Statement. The Fund shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

          (e) Mitchell Hutchins shall not be obligated to sell any certain number of Class A Shares.

          (f) To facilitate redemption of Class A Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Fund to repurchase Class A Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement.

          (g) Mitchell Hutchins shall provide ongoing shareholder services, which include responding to shareholder inquiries, providing shareholders with information on their investments in the Class A Shares and any other services now or hereafter deemed to be appropriate subjects for the payments of 'service fees' under Section 26(d) of the National Association of Securities Dealers, Inc. ('NASD') Rules of Fair Practice (collectively, 'service activities').

          (h) Mitchell Hutchins shall have the right to use any list of shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

          3. Authorization to Enter into Exclusive Dealer Agreements and to Delegate Duties as Distributor. With respect to the Class A Shares of any or all Series, Mitchell Hutchins may enter into an exclusive dealer agreement with PaineWebber or any other registered and qualified dealer with respect to sales of the Class A Shares or the provision of service activities. In a separate contract or as part of any such exclusive dealer agreement, Mitchell Hutchins also may delegate to PaineWebber or another registered and qualified dealer ('sub-distributor') any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

          4. Services Not Exclusive. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

          5. Compensation.

          (a) As compensation for its service activities under this contract with respect to the Class A Shares, Mitchell Hutchins shall receive from the Fund a service fee at the rate and under the terms and conditions of the Plan adopted by the Fund, as such Plan is amended from time to time, and subject to any further limitations on such fee as the Board may impose.

          (b) As compensation for its activities under this contract with respect to the distribution of the Class A Shares,

Mitchell Hutchins shall retain the initial sales charge, if any, on purchases of Class A Shares as set forth in the Registration Statement. Mitchell Hutchins is authorized to collect the gross proceeds derived from the sale of the Class A Shares, remit the net asset value thereof to the Fund upon receipt of the proceeds and retain the initial sales charge, if any.

          (c) Mitchell Hutchins may reallow any or all of the initial sales charges or service fees which it is paid under this Contract to such dealers as Mitchell Hutchins may from time to time determine.

          6. Duties of the Fund.

          (a) The Fund reserves the right at any time to withdraw offering Class A Shares of any or all Series by written notice to Mitchell Hutchins at its principal office.

          (b) The Fund shall determine in its sole discretion whether certificates shall be issued with respect to the Class A Shares. If the Fund has determined that certificates shall be issued, the Fund will not cause certificates representing Class A Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Fund will cause certificates evidencing Class A Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

          (c) The Fund shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Class A Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as Mitchell Hutchins may request, and the Fund shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Class A Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

          (d) The Fund shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Class A Shares under the 1933 Act to the end that there will be available for sale such number of Class A Shares as Mitchell Hutchins may be expected to sell. The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

          (e) The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Class A Shares of each Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such jurisdictions; provided that the Fund shall not be required to execute a general consent to the service of process in any state. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications.

          7. Expenses of the Fund. The Fund shall bear all costs and expenses of registering the Class A Shares with the Securities and Exchange Commission and state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including (i) fees and disbursements of its counsel and independent public accountant; (ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to share-holders; and (iv) the qualifications of Class A Shares for sale and of the Fund as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Fund and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for con- tinuing qualification therein.

          8. Expenses of Mitchell Hutchins. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Fund and other materials used by Mitchell Hutchins in connection with the sale of Class A Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Class A Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Class A Shares as may be incurred in connection with their sales efforts.

          9. Indemnification.

          (a) The Fund agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls Mitchell Hutchins within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Mitchell Hutchins, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any related prospectus ('Prospectus') or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or trustee of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect Mitchell Hutchins against any liability to the Fund or to the shareholders of any Series to which Mitchell Hutchins would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Fund shall not be liable to Mitchell Hutchins under this indemnity agreement with respect to any claim made against Mitchell Hutchins or any person indemnified unless Mitchell Hutchins or other such person shall have notified the Fund in writing of the claim within a reason- able time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Mitchell Hutchins or such other person (or after Mitchell Hutchins or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to Mitchell Hutchins or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to the indemnified defendants in the suit. In the event that the Fund elects to assume the defense of any suit and retai n counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to notify Mitchell Hutchins promptly of the commencement of any litigation or proceedings against it or any of its officers or trustees in connection with the issuance or sale of any of its Class A Shares.

          (b) The Fund's indemnification agreement contained in this Section 9 will remain operative and in full force and effect regardless of any investigation made by or on behalf of Mitchell Hutchins, its officers and directors, or any controlling person, and will survive the delivery of any shares of the Fund.

          (c) Mitchell Hutchins agrees to indemnify, defend, and hold the Fund, its officers and trustees and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its trustees or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement, or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading. Mitchell Hutchins shall have the right to control the defense of any action contemplated by this Section 9(c), with counsel of its own choosing, satisfactory to the Fund, unless the action is not based solely upon an alleged misstatement or omission on Mitchell Hutchins' part. In such event, the Fund, its officers or trustees or controlling persons will each have the right to participate in the defense or preparation of the defense of the action. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

          (d) Mitchell Hutchins shall not be liable to the Fund under this indemnity agreement with respect to any claim made against the Fund or any person indemnified unless the Fund or other such person shall have notified Mitchell Hutchins in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or such other person (or after the Fund shall have received notice of service on any designated agent).
Mitchell Hutchins will not be obligated to indemnify any entity or person against any liability to which the Fund, its officers and trustees, or any controlling person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of, or reckless disregard of, the obligations and duties set forth in this Agreement.

          10. Limitation of Liability of the Trustees and Shareholders of the Fund. The trustees of the Fund and the shareholders of any Series shall not be liable for any obligations of the Fund or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund or the particular Series in settlement of such right or claims, and not to such trustees or shareholders. The Fund represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

          11. Services Provided to the Fund by Employees of Mitchell Hutchins. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

          12. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that, with respect to any Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of the Plan relating to the Series or in any agreements related thereto (all such trustees collectively being referred to herein as the 'Independent Trustees') cast in person at a meeting called for the purpose of voting on such action.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Class A Shares of each affected Series.

          (c) Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Class A Shares of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund or such Series. This Contract will automatically terminate in the event of its assignment.

          (d) Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series.

          13. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act, provided, however, that
Section 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Delaware or the Commonwealth of Massachusetts conflict with the applicable provisions of the l940 Act, the latter shall control.

          15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms 'majority of the outstanding voting securities,' 'interested person' and 'assignment' shall have the same meaning as such terms have in the l940 Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


ATTEST:                                KIDDER, PEABODY INVESTMENT TRUST II


__________________________________     By: __________________________________


ATTEST:                                MITCHELL HUTCHINS ASSET MANAGEMENT INC.


__________________________________     By: __________________________________

                      KIDDER, PEABODY INVESTMENT TRUST II

                             DISTRIBUTION CONTRACT
                                 CLASS B SHARES

          CONTRACT made as of January __, 1995, between KIDDER, PEABODY INVESTMENT TRUST II, a Massachusetts business trust ('Fund'), and MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ('Mitchell Hutchins').

          WHEREAS the Fund is registered under the Investment Company Act of l940, as amended ('l940 Act'), as an open-end management investment company and currently has two distinct series of shares of beneficial interest ('Series'), which correspond to distinct portfolios and have been designated as the Kidder, Peabody Emerging Markets Equity Fund and the Kidder, Peabody Municipal Bond Fund; and

          WHEREAS the Fund's board of trustees ('Board') has established an unlimited number of shares of beneficial interest of the above-referenced Series as Class B shares ('Class B Shares'); and

          WHEREAS the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ('Plan') and desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Class B Shares of the above-referenced Series and of such other Series as may hereafter be designated by the Board and have Class B Shares established; and

          WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Class B Shares of each such Series on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Fund hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Class B Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. It is understood, however, that this appointment does not preclude sales of the Class B Shares directly through the Fund's transfer agent in the manner set forth in the Registration Statement. As used in this Contract, the term 'Registration

Statement' shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended ('1933 Act'), and the 1940 Act.

          2. Services and Duties of Mitchell Hutchins.

          (a) Mitchell Hutchins agrees to solicit orders for the sale of shares of the Fund and to undertake advertising and promotion that it believes reasonable in connection with such solicitation as agent for the Fund and upon the terms described in the Registration Statement.

          (b) Upon the later of the date of this Contract or the initial offering of the Class B Shares to the public by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Class B Shares of that Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Fund's transfer agent. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

          (c) Mitchell Hutchins in its discretion may enter into agreements to sell Class B Shares to such registered and qualified retail dealers, including but not limited to PaineWebber Incorporated ('PaineWebber'), as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Fund.

          (d) The offering price of the Class B Shares of each Series shall be the net asset value per Share as next determined by the Fund following receipt of an order at Mitchell Hutchins' principal office. The Fund shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

          (e) Mitchell Hutchins shall not be obligated to sell any certain number of Class B Shares.

          (f) To facilitate redemption of Class B Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Fund to repurchase Class B Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement. Such price shall reflect the subtraction of the contingent deferred sales charge, if any, computed in accordance with and in the manner set forth in the Registration Statement.

          (g) Mitchell Hutchins shall provide ongoing shareholder services, which include responding to shareholder inquiries, providing shareholders with information on their investments in the Class B Shares and any other services now or hereafter deemed to be appropriate subjects for the payments of 'service fees' under Section 26(d) of the National Association of Securities Dealers, Inc. ('NASD') Rules of Fair Practice (collectively, 'service activities').

          (h) Mitchell Hutchins shall have the right to use any list of shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

          3. Authorization to Enter into Exclusive Dealer Agreements and to Delegate Duties as Distributor. With respect to the Class B Shares of any or all Series, Mitchell Hutchins may enter into an exclusive dealer agreement with PaineWebber or any other registered and qualified dealer with respect to sales of the Class B Shares or the provision of service activities. In a separate contract or as part of any such exclusive dealer agreement, Mitchell Hutchins also may delegate to PaineWebber or another registered and qualified dealer ('sub-distributor') any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

          4. Services Not Exclusive. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

          5. Compensation.

          (a) As compensation for its service activities under this contract with respect to the Class B Shares, Mitchell Hutchins shall receive from the Fund a service fee at the rate and under the terms and conditions of the Plan adopted by the Fund, as such Plan is amended from time to time, and subject to any further limitations on such fee as the Board may impose.

          (b) As compensation for its activities under this contract with respect to the distribution of the Class B Shares, Mitchell Hutchins shall receive from the Fund a distribution fee at the rate and under the terms and conditions of the Plan adopted by the Fund with respect to the Series, as such Plan is amended from time to time, and subject to any further limitations on such fee as the Board may impose.

          (c) As compensation for its activities under this contract with respect to the distribution of the Class B Shares, Mitchell Hutchins shall receive all contingent deferred sales charges imposed on redemption of Class A Shares of each Series. Whether and at what rate a contingent deferred sales charge will be imposed with respect to a redemption shall be determined in accordance and in the manner set forth in the Registration Statement.

          (d) Mitchell Hutchins may reallow any or all of the distribution or service fees, or contingent deferred sales charges, which it is paid under this Contract to such dealers as Mitchell Hutchins may from time to time determine.

          6. Duties of the Fund.

          (a) The Fund reserves the right at any time to withdraw offering Class B Shares of any or all Series by written notice to Mitchell Hutchins at its principal office.

          (b) The Fund shall determine in its sole discretion whether certificates shall be issued with respect to the Class B Shares. If the Fund has determined that certificates shall be issued, the Fund will not cause certificates representing Class B Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Fund will cause certificates evidencing Class B Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

          (c) The Fund shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Class B Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as Mitchell Hutchins may request, and the Fund shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Class B Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

          (d) The Fund shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Class B Shares under the 1933 Act to the end that there will be available for sale such number of Class B Shares as Mitchell Hutchins may be expected to sell. The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

          (e) The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Class B Shares of each Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such jurisdictions; provided that the Fund shall not be required to execute a general consent to the service of process in any state. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications.

          7. Expenses of the Fund. The Fund shall bear all costs and expenses of registering the Class B Shares with the Securities and Exchange Commission and state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including (i) fees and disbursements of its counsel and independent public accountant; (ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to shareholders; and (iv) the qualifications of Class B Shares for sale and of the Fund as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Fund and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.

          8. Expenses of Mitchell Hutchins. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Fund and other materials used by Mitchell Hutchins in connection with the sale of Class B Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by

Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Class B Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Class B Shares as may be incurred in connection with their sales efforts.

          9. Indemnification.

          (a) The Fund agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls Mitchell Hutchins within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Mitchell Hutchins, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any related prospectus ('Prospectus') or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or trustee of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect Mitchell Hutchins against any liability to the Fund or to the shareholders of any Series to which Mitchell Hutchins would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Fund shall not be liable to Mitchell Hutchins under this indemnity agreement with respect to any claim made against Mitchell Hutchins or any person indemnified unless Mitchell Hutchins or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Mitchell Hutchins or such other person (or after Mitchell Hutchins or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to Mitchell Hutchins or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to the indemnified defendants in the suit. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to notify Mitchell Hutchins promptly of the commencement of any litigation or proceedings against it or any of its officers or trustees in connection with the issuance or sale of any of its Class B Shares.

          (b) The Fund's indemnification agreement contained in this Section 9 will remain operative and in full force and effect regardless of any investigation made by or on behalf of Mitchell Hutchins, its officers and directors, or any controlling person, and will survive the delivery of any shares of the Fund.

          (c) Mitchell Hutchins agrees to indemnify, defend, and hold the Fund, its officers and trustees and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its trustees or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement, or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading. Mitchell Hutchins shall have the right to control the defense of any action contemplated by this Section 9(c), with counsel of its own choosing, satisfactory to the Fund, unless the action is not based solely upon an alleged misstatement or omission on Mitchell Hutchins' part. In such event, the Fund, its officers or trustees or controlling persons will each have the right to participate in the defense or preparation of the defense of the action. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

          (d) Mitchell Hutchins shall not be liable to the Fund under this indemnity agreement with respect to any claim made against the Fund or any person indemnified unless the Fund or other such person shall have notified Mitchell Hutchins in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or such other person (or after the Fund shall have received notice of service on any designated agent).
Mitchell Hutchins will not be obligated to indemnify any entity or person against any liability to which the Fund, its officers and trustees, or any controlling person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of, or reckless disregard of, the obligations and duties set forth in this Agreement.

          10. Limitation of Liability of the Trustees and Shareholders of the Fund. The trustees of the Fund and the shareholders of any Series shall not be liable for any obligations of the Fund or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund or the particular Series in settlement of such right or claims, and not to such trustees or shareholders. The Fund represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

          11. Services Provided to the Fund by Employees of Mitchell Hutchins. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

          12. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that, with respect to any Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of the Plan relating to the Series or in any agreements related thereto (all such trustees collectively being referred to herein as the 'Independent Trustees') cast in person at a meeting called for the purpose of voting on such action.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Class B Shares of each affected Series.

          (c) Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund or such Series. This Contract will automatically terminate in the event of its assignment.

          (d) Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series.

          13. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act, provided, however, that
Section 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Delaware or the Commonwealth of Massachusetts conflict with the applicable provisions of the l940 Act, the latter shall control.

          15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms 'majority of the outstanding voting securities,' 'interested person' and 'assignment' shall have the same meaning as such terms have in the l940 Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


ATTEST:                                KIDDER, PEABODY INVESTMENT TRUST II


__________________________________     By: _________________________________


ATTEST:                                MITCHELL HUTCHINS ASSET MANAGEMENT INC.


__________________________________     By: _________________________________

                      KIDDER, PEABODY INVESTMENT TRUST II

                             DISTRIBUTION CONTRACT
                                 CLASS C SHARES


          CONTRACT made as of January __, 1995, between KIDDER, PEABODY INVESTMENT TRUST II, a Massachusetts business trust ('Fund'), and MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ('Mitchell Hutchins').

          WHEREAS the Fund is registered under the Investment Company Act of l940, as amended ('l940 Act'), as an open-end management investment company and currently has two distinct series of shares of beneficial interest ('Series'), which correspond to distinct portfolios and have been designated as the Kidder, Peabody Emerging Markets Equity Fund and the Kidder, Peabody Municipal Bond Fund; and

          WHEREAS the Fund's board of trustees ('Board') has established an unlimited number of shares of beneficial interest of the above-referenced Series as Class C shares ('Class C Shares'); and

          WHEREAS the Fund desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Class C Shares of the above-referenced Series and of such other Series as may hereafter be designated by the Board and have Class C Shares established; and

          WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Class C Shares of each such Series on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Fund hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Class C Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. It is understood, however, that this appointment does not preclude sales of the Class C Shares directly through the Fund's transfer agent in the manner set forth in the Registration Statement. As used in this Contract, the term 'Registration

Statement' shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended ('1933 Act'), and the 1940 Act.

          2. Services and Duties of Mitchell Hutchins.

          (a) Mitchell Hutchins agrees to solicit orders for the sale of Class C shares of the Fund and to undertake advertising and promotion it believes reasonable in connection with such solicitation as agent for the Fund and upon the terms described in the Registration Statement.

          (b) Upon the later of the date of this Contract or the initial offering of the Class C Shares by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Class C Shares of that Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Fund's transfer agent. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

          (c) Mitchell Hutchins in its discretion may enter into agreements to sell Class C Shares to such registered and qualified retail dealers, including but not limited to PaineWebber Incorporated ('PaineWebber'), as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Fund.

          (d) The offering price of the Class C Shares of each Series shall be the net asset value per Share as next determined by the Fund following receipt of an order at Mitchell Hutchins' principal office. The Fund shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

          (e) Mitchell Hutchins shall not be obligated to sell any certain number of Class C Shares.

          (f) To facilitate redemption of Class C Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Fund to repurchase Class C Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement.

          (g) Mitchell Hutchins shall have the right to use any list of shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

          3. Authorization to Enter into Exclusive Dealer Contracts and to Delegate Duties as Distributor. With respect to the Class C Shares of any or all Series, Mitchell Hutchins may enter into an exclusive dealer agreement with PaineWebber or any other registered and qualified dealer with respect to sales of the Class C Shares. In a separate contract or as part of any such exclusive dealer agreement, Mitchell Hutchins also may delegate to PaineWebber or another registered and qualified dealer ('sub-distributor') any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

          4. Services Not Exclusive. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

          5. Compensation and Reimbursement of Distribution Expenses. The Fund shall have no obligation to compensate or reimburse Mitchell Hutchins for any services performed by it hereunder.

          6. Duties of the Fund.

          (a) The Fund reserves the right at any time to withdraw offering Class C Shares of any or all Series by written notice to Mitchell Hutchins at its principal office.

          (b) The Fund shall determine in its sole discretion whether certificates shall be issued with respect to the Class C Shares. If the Fund has determined that certificates shall be issued, the Fund will not cause certificates representing Class C Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Fund will cause certificates evidencing Class C Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

          (c) The Fund shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Class C Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as Mitchell Hutchins may request, and the Fund shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Class C Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

          (d) The Fund shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Class C Shares under the 1933 Act to the end that there will be available for sale such number of Class C Shares as Mitchell Hutchins may be expected to sell. The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

          (e) The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Class C Shares of each Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such jurisdictions; provided that the Fund shall not be required to consent to service of process in any state. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications.

          7. Expenses of the Fund. The Fund shall bear all costs and expenses of registering the Class C Shares with the Securities and Exchange Commission and state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including (i) fees and disbursements of its counsel and independent public accountant; (ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to shareholders; and (iv) the qualifications of Class C Shares for sale and of the Fund as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Fund and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.

          8. Expenses of Mitchell Hutchins. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Fund and other materials used by Mitchell Hutchins in connection with the sale of Class C Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing share holders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Class C Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Class C Shares as may be incurred in connection with their sales efforts.

          9. Indemnification.

          (a) The Fund agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls Mitchell Hutchins within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Mitchell Hutchins, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any related prospectus ('Prospectus') or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or trustee of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect Mitchell Hutchins against any liability to the Fund or to the shareholders of any Series to which Mitchell Hutchins would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Fund shall not be liable to Mitchell Hutchins under this indemnity agreement with respect to any claim made against Mitchell Hutchins or any person indemnified unless Mitchell Hutchins or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Mitchell Hutchins or such other person (or after Mitchell Hutchins or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to Mitchell Hutchins or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to notify Mitchell Hutchins promptly of the commencement of any litigation or proceedings against it or any of its officers or trustees in connection with the issuance or sale of any of its Class C Shares.

          (b) The Fund's indemnification agreement contained in this Section 9 will remain operative and in full force and effect regardless of any investigation made by or on behalf of Mitchell Hutchins, its officers and directors, or any controlling person and will survive the delivery of any shares of the Fund.

          (c) Mitchell Hutchins agrees to indemnify, defend, and hold the Fund, its officers and trustees, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its trustees or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between Mitchell Hutchins and any retail dealer. Mitchell Hutchins shall have the right to control the defense of any action contemplated by this Section 9(c), with counsel of its own choosing, satisfactory to the Fund, unless the action is not based solely upon an alleged misstatement or omission on Mitchell Hutchins' part. In such event, the Fund, its officers or trustees or controlling persons will each have the right to participate in the defense or preparation of the defense of the action. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

          10. Limitation of Liability of the Trustees and Shareholders of the Fund. The trustees of the Fund and the shareholders of any Series shall not be liable for any obligations of the Fund or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund or the particular Series in settlement of such right or claims, and not to such trustees or shareholders. The Fund represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

          11. Services Provided to the Fund by Employees of Mitchell Hutchins. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

          12. Duration and Termination.

          (a) This Contract shall become effective upon the date hereabove written, provided that, with respect to any Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in this Contract or in any agreements related thereto (all such Trustees collectively being referred to herein as the 'Independent Trustees'), cast in person at a meeting called for the purpose of voting on such action.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Class C Shares of each affected Series.

          (c) Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Class C Shares of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund or such Series. This Contract will automatically terminate in the event of its assignment.

          (d) Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series.

          13. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act, provided, however, that
Section 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Delaware or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

          15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms 'majority of the outstanding voting securities,' 'interested person' and 'assignment' shall have the same meaning as such terms have in the 1940 Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


ATTEST:                                KIDDER, PEABODY INVESTMENT TRUST II


__________________________________     By: _________________________________


ATTEST:                                MITCHELL HUTCHINS ASSET MANAGEMENT INC.


__________________________________     By: _________________________________

             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II

                             DISTRIBUTION CONTRACT
                                 CLASS B SHARES

         CONTRACT made as of ____________, 1995, between MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II, a Massachusetts business trust ('Fund'), and MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ('Mitchell Hutchins').

         WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ('1940 Act'), as an open-end management investment company and currently has several distinct series of shares of beneficial interest, each of which corresponds to a distinct portfolio, including the Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund (each a 'Series'); and

         WHEREAS the Fund's board of trustees ('Board') has established an unlimited number of shares of beneficial interest of Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund as Class B shares ('Class B Shares'); and

         WHEREAS the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for its Class B Shares ('Plan') and desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Class B Shares of Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund and of such other Series as have been and may hereafter be designated by the Board and have Class B Shares established; and

         WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Class B Shares of each such Series on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Fund hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Class B Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. It is understood, however, that this appointment does not preclude sales of the Class B Shares directly through the Fund's transfer agent in the manner set forth in the Registration

Statement. As used in this Contract, the term 'Registration Statement' shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended ('1933 Act'), and the 1940 Act.

         2.       Services and Duties of Mitchell Hutchins.

                  (a) Mitchell Hutchins agrees to sell Class B Shares on a best efforts basis from time to time during the term of this Contract as agent for the Fund and upon the terms described in the Registration Statement.

                  (b) Upon the later of the date of this Contract or the initial offering of the Class B Shares to the public by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Class B Shares of the Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Fund's transfer agent. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

                  (c) Mitchell Hutchins in its discretion may enter into agreements to sell Class B Shares to such registered and qualified retail dealers, including but not limited to PaineWebber Incorporated ('PaineWebber'), as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Fund.

                  (d) The offering price of the Class B Shares of a Series shall be the net asset value per Share as next determined by the Fund following receipt of an order at Mitchell Hutchins' principal office. The Fund shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

                  (e) Mitchell Hutchins shall not be obligated to sell any certain number of Class B Shares.

                  (f) To facilitate redemption of Class B Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Fund to repurchase Class B Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement. Such price shall reflect the subtraction of the contingent deferred sales charge, if any, computed in accordance with and in the manner set forth in the Registration Statement.

                  (g) Mitchell Hutchins shall provide ongoing shareholder services, which include responding to shareholder inquiries, providing shareholders with information on their investments in the Class B Shares and any other services now or hereafter deemed to be appropriate subjects for the payments of 'service fees' under Section 26(d) of the National Association of Securities Dealers, Inc. ('NASD') Rules of Fair Practice (collectively, 'service activities'). 'Service activities' do not include the transfer agency-related and other services that PaineWebber may provide.

                  (h) Mitchell Hutchins shall have the right to use any list of shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

         3. Authorization to Enter into Exclusive Dealer Agreements and to Delegate Duties as Distributor. With respect to the Class B Shares of any or all Series, Mitchell Hutchins may enter into an exclusive dealer agreement with PaineWebber or any other registered and qualified dealer with respect to sales of the Class B Shares or the provision of service activities. In a separate contract or as part of any such exclusive dealer agreement, Mitchell Hutchins also may delegate to PaineWebber or another registered and qualified dealer ('sub-distributor') any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

         4. Services Not Exclusive. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

         5. Compensation and Reimbursement of Distribution Expenses. As compensation for providing services under this contract:

         (a)      Mitchell Hutchins shall receive from the Trust:

                  (1) a distribution fee and a service fee at the rate and under the terms and conditions set forth in a Series'

         Plan, as amended from time to time and subject to any further limitations on such fees as the Board may impose; and

                  (2) all contingent deferred sales charges applied on redemptions of Class B Shares of each Series. Whether and at what rate a contingent deferred sales charge will be imposed with respect to a redemption shall be determined in accordance with, and in the manner set forth in, the Registration Statement.

         (b) Mitchell Hutchins may reallow any or all of the distribution or service fees and the contingent deferred sales charges which it is paid under this Contract to such dealers as Mitchell Hutchins may from time to time determine.

         6.       Duties of the Fund.

                  (a) The Fund reserves the right at any time to withdraw offering Class B Shares of a Series by written notice to Mitchell Hutchins at its principal office.

                  (b) The Fund shall  determine in its sole  discretion  whether certificates shall be issued with respect to the Class B Shares. If the Fund has determined that certificates shall be issued, the Fund will not cause certificates representing Class B Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Fund will cause certificates evidencing Class B Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

                  (c) The Fund shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Class B Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of a Series as Mitchell Hutchins may request, and the Fund shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Class B Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

                  (d) The Fund shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Class B Shares under the 1933 Act to the end that there will be available for sale such number of Class B Shares as Mitchell Hutchins may be expected to sell.

The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

                  (e) The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Class B Shares of a Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such jurisdictions; provided that the Fund shall not be required to amend its Articles of Incorporation or By-Laws to comply with the laws of any jurisdiction, to maintain an office in any jurisdiction, to change the terms of the offering of the Class B Shares in any jurisdiction from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any jurisdiction, or to consent to service of process in any jurisdiction other than with respect to claims arising out of the offering of the Class B Shares. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications.

         7. Expenses of the Fund. The Fund shall bear all costs and expenses of registering the Class B Shares with the Securities and Exchange Commission and state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including (i) fees and disbursements of its counsel and independent public accountant; (ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to share-holders; and (iv) the qualifications of Class B Shares for sale and of the Fund as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Fund and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.

         8. Expenses of Mitchell Hutchins. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Fund and other materials used by Mitchell Hutchins in connection with the sale of Class B Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Class B Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Class B Shares as may be incurred in connection with their sales efforts.

         9.       Indemnification.

                  (a) The Fund agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls Mitchell
Hutchins within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses
(including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Mitchell Hutchins, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect Mitchell Hutchins against any liability to the Fund or to the shareholders of a Series to which Mitchell Hutchins would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Fund shall not be liable to Mitchell Hutchins under this indemnity agreement with respect to any claim made against Mitchell Hutchins or any person indemnified unless Mitchell Hutchins or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Mitchell Hutchins or such other person (or after Mitchell Hutchins or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to Mitchell Hutchins or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to notify Mitchell Hutchins promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of its Class B Shares.

                  (b) Mitchell Hutchins agrees to indemnify, defend, and hold the Fund, its officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its directors or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between Mitchell Hutchins and any retail dealer, or arising out of any supplemental sales literature or advertising used by Mitchell Hutchins in connection with its duties under this Contract. Mitchell Hutchins shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if Mitchell Hutchins elects to assume the defense, the defense shall be conducted by counsel chosen by Mitchell Hutchins and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

         10. Limitation of Liability of the Trustees and Shareholders of the Fund. The trustees of the Fund and the shareholders of any Series shall not be liable for any obligations of the Fund or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund or the particular Series in settlement of such right or claims, and not to such trustees or shareholders.

         11. Services Provided to the Fund by Employees of Mitchell Hutchins. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

         12.  Duration and Termination.

                  (a) This Contract shall become effective upon the date hereabove written, provided that, with respect to any Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of the Plan relating to the Series or in any agreements related thereto (all such directors collectively being referred to herein as the 'Independent Trustees'), cast in person at a meeting called for the purpose of voting on such action.

                  (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or with respect to a Series by vote of a majority of the outstanding voting securities of the Class B Shares of the Series.

                  (c) Notwithstanding the foregoing, with respect to any given Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund or the Series. This Contract will automatically terminate in the event of its assignment.

                  (d) Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to a Series.

    13. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

     16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms 'majority of the outstanding voting securities,' 'interested person' and 'assignment' shall have the same meaning as such terms have in the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


ATTEST:                                  MITCHELL HUTCHINS/KIDDER, PEABODY
                                         INVESTMENT TRUST II


_______________________________          By:____________________________________


ATTEST:                                  MITCHELL HUTCHINS ASSET MANAGEMENT INC.


_______________________________          By:____________________________________